EXHIBIT 10.5

                              TERM LOAN SUPPLEMENT
                                  (REAL ESTATE)
                                       TO
                                CREDIT AGREEMENT

         This Agreement is made this 31st day of August, 2005, by Resistance Technology, Inc., a Minnesota corporation ("Resistance"), and RTI Electronics, Inc., a Delaware corporation (herein together with Resistance individually called "Borrower" and and collectively, the "Borrowers"), for the benefit of Diversified Business Credit, Inc., a Minnesota corporation (herein referred to as the "Lender").

                                    RECITALS

         Borrowers have executed and delivered to Lender a credit and security agreement dated August 31, 2005 (herein, as amended from time to time, called the "Credit Agreement") pursuant to which Lender has made or may make certain loans to the Borrowers. These loans and all other debts, liabilities and obligations of Borrowers to Lender are secured pursuant to the Credit Agreement and other security documents (all herein called the "Security Documents") referred to in the Credit Agreement.

         Borrowers have requested that Lender make one or more loans (herein collectively called the "Real Estate Term Loan") under the Credit Agreement, repayable in installments. This Agreement supplements the Credit Agreement to set forth the terms on which any such Real Estate Term Loan shall be advanced and repaid. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         ACCORDINGLY, to induce Lender to make one or more advances on the Real Estate Term Loan under this Supplement, and in consideration of the mutual agreements herein contained, each Borrower and Lender hereby agree that:

         1. THE REAL ESTATE TERM LOAN. Subject to the terms and conditions set forth in the Credit Agreement and in this Supplement, the Lender shall make Term Advances to Resistance from time to time from the date all of the conditions set forth in Section 12(a) and (c) of Credit Agreement and Section 4 of this Supplement are satisfied to September 30, 2005, up to an aggregate amount equal to $1,481,000, in reliance upon the appraised fair market value of the real property of Resistance located at 4400 McMenemy Street, Vadnais Heights, MN (the "Property"), with the amount of such commitment reduced by the aggregate amount of principal payments made pursuant to Sections 2 and 3 hereof. Without notice or demand, if the sum of the outstanding principal balance of the Real Estate Term Loan shall at any time exceed such limitation, the Borrowers shall immediately prepay the Real Estate Term Loan to the extent necessary to eliminate such excess.

If Resistance desires to borrow under this Supplement, it shall submit borrowing requests in the manner set forth in the Credit Agreement and this Supplement and will notify Lender that the advance is requested on the Real Estate Term Loan under this Supplement. The Real Estate Term Loan shall bear interest at the rate specified in the Credit Agreement, shall be secured by the Credit Agreement, Security

Documents and all other collateral security (without apportionment, exclusion or segregation) as provided in the Credit Agreement.

         2. REPAYMENTOF THE REAL ESTATE TERM LOAN. Interest and principal on the Real Estate Term Loan shall be repaid as follows:

         - Each month commencing October 1, 2005, Borrowers shall pay all interest accrued on the Real Estate Term Loan in the preceding month.

         - Each month commencing October 1, 2005, Borrowers shall pay $10,284.72 on account of the Real Estate Term Loan.

         - On August 31, 2008, the entire unpaid principal balance of the Real Estate Term Loan, and all unpaid interest accrued thereon, shall in any event be due and payable in full.

         3. PREPAYMENT OF THE REAL ESTATE TERM LOAN. Borrowers shall prepay the Real Estate Term Loan (a) as and when required by the Credit Agreement, and (b) whenever required to assure that the maximum amount of the Real Estate Term Loan does not exceed the limitations prescribed in Section 1 of this Supplement. In the event either Borrower shall sell, collect insurance proceeds on, or otherwise dispose of or realize on any collateral security, other than inventory and trade accounts receivable, granted to Lender, Borrowers shall immediately prepay the Obligations, in such order as the Lender shall determine in its sole discretion, by the full amount of the proceeds so realized (it being understood and agreed that no such collateral security may be sold or otherwise disposed of or realized on except with the written consent of Lender and that each Borrower shall pay over and account for all proceeds of inventory and trade accounts receivable as provided in the Credit Agreement). No prepayment under this
Section 3 shall reduce any monthly installment due on the Real Estate Term Loan pursuant to Section 2 above.

         4. ADDITIONAL REAL ESTATE TERM LOAN ADVANCE CONDITIONS. The Lender's obligation to make any Term Advance hereunder shall be subject to the additional condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  i. A fully paid ALTA mortgagee's title insurance policy issued by a title insurance company acceptable to the Lender, in form and substance satisfactory to the Lender, naming the Lender as the insured and insuring the Lender's mortgage to be a valid first lien on a good and marketable fee simple title to the Property, in an amount not less than $2,000,000, subject only to such liens and encumbrances and such exceptions as are approved in writing by the Lender, and, without limiting the generality of the foregoing, specifically insuring against mechanics' liens, matters which would be disclosed by a comprehensive survey, and the rights of parties in possession, and containing judgment, tax lien, assessment and bankruptcy searches, a zoning endorsement and such other endorsements as shall be requested by the Lender.

                  ii. Flood Insurance, if any of the Property is located in a "flood plain"as defined by the Federal Insurance Administration, in the maximum obtainable amount up to the amount of the Real Estate Term Loan, naming the Lender as loss payee (unless an appropriate official of the city in which the Real Property is located states in writing that all of the Property is not located in a "flood plain" as defined by the Federal Insurance Administration).

                  iii. The Lender shall have received and approved an appraisal prepared by an MAI designated appraiser acceptable to the Lender setting forth the estimated fair market value of the Property, together with such documentation as may be necessary to permit the Lender to rely thereon.

                  iv. The Lender shall have received and approved an ALTA/ACSM land survey of the Property, in form and substance satisfactory to the Lender, prepared at the Borrowers' expense, currently certified to the Lender by a licensed, registered surveyor acceptable to the Lender and (a) incorporating the legal description of the Property; (b) showing the location of all points and lines referred to in the legal description; (c) showing the location of the improvemnets as being within the exterior boundaries of the Property and in compliance with all setback requirements of the political subdivision in which the Property is located; (d) showing the location of all easements and encroachments onto or from the Property that are visible on the Property, known to the surveyor preparing the survey or of record; (e) identifying easements of record by recording data; (f) showing the location of all utilities serving the Property (and tie-in points with respect thereto); (g) showing any flood hazard areas; (h) showing all service roads, highways and parking areas on or serving the Property; (i) showing the proposed location of all skyways attached to or otherwise benefiting the Property; and (j) showing any other matters of record, visible upon inspection of the Property or otherwise known to the surveyor which affect the title to or use of the Property.

                  v. The Lender shall have received evidence (including, without limitation, a hazardous waste assessment or report) acceptable to it in its sole discretion that no hazardous waste or substances are contained on, under or in the Property, together with such documentation as may be necessary to permit the Lender to rely thereon. The Lender shall also have received a Certificate of No Hazardous Waste duly executed and delivered to the Lender by the Borrowers and the Guarantor, the form and substance of which shall be acceptable to the Lender.

                  vi. The Borrowers shall have executed and/or delivered, or caused to be executed and/or delivered, to the Lender and any other appropriate party such other documents, instruments and agreements as the Lender may reasonably request.

         5. MISCELLANEOUS PROVISIONS. This Supplement is part of the Credit Agreement and is subject and entitled to all of the rights, terms and provisions set forth therein and, as supplemented and modified hereby, the Credit Agreement remains in full force and effect. No waiver or modifications of any of the provisions hereof shall be binding on Lender unless agreed to in a writing signed by Lender.


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

This Term Loan Supplement has been duly executed and delivered as of the date hereof.

                     BORROWERS: Resistance Technology, Inc.


                                                     By  /s/
                                                        ------------------------
                                                       Its
                                                          ----------------------


                                                     By  /s/
                                                        ------------------------
                                                       Its
                                                          ----------------------

                                                       RTI Electronics, Inc.


                                                     By  /s/
                                                        ------------------------
                                                       Its
                                                          ----------------------


                                                     By  /s/
                                                        ------------------------
                                                       Its
                                                          ----------------------

                    LENDER: Diversified Business Credit, Inc.

                                                     By  /s/
                                                        ------------------------
                                                        Vice President